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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2003

New Plan Excel Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-12244 (Commission File Number)	33-0160389 (IRS Employer Identification Number)
1120 Avenue of the Americas, 12th Floor New York, New York (Address of principal executive offices)		10036 (Zip Code)

Registrant's telephone number, including area code:
 (212) 869-3000

Not applicable
(Former name or former address, if changed since last report)

Item 5.    Other Events

        On April 4, 2003, New Plan Excel Realty Trust, Inc. (the "Company") entered into an Underwriting Agreement with Bear, Stearns & Co. Inc., McDonald Investments Inc., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc., Legg Mason Wood Walker, Incorporated, Wells Fargo Brokerage Services, LLC, Advest, Inc., BB&T Capital Markets, a division of Scott & Stringfellow, Inc., Ferris, Baker Watts, Incorporated and Stifel, Nicolaus & Company, Incorporated (the "Underwriters") in connection with the proposed underwritten public offering of 7,000,000 depositary shares, each representing a 1/10 fractional interest of a share of 7.625% Series E Cumulative Redeemable Preferred Stock of the Company (the "Series E Preferred Stock"). The Underwriters have elected to purchase an additional 1,000,000 depositary shares representing the Series E Preferred Stock to cover over-allotments and have an additional option to purchase up to an additional 50,000 depositary shares to cover over-allotments. The closing of this offering is expected to occur on April 21, 2003. A copy of the underwriting agreement relating to the underwritten public offering is filed as an exhibit to this report.

Item 7.    Exhibits

        The following exhibits are filed as part of this report:

1.1	Underwriting Agreement, dated as of April 4, 2003, by and between the Company and the Underwriters (the "Underwriting Agreement")
4.1	Articles Supplementary for the 7.625% Series E Cumulative Redeemable Preferred Stock, Liquidation Preference $250.00 Per Share, Par Value $.01 Per Share
4.2
Form of Deposit Agreement (including form of depositary receipt evidencing depositary shares each representing a 1/10 fractional interest of a share of 7.625% Series E Cumulative Redeemable Preferred Stock)
5.1	Opinion of Hogan & Hartson L.L.P. regarding the legality of the shares related to the Underwriting Agreement
8.1	Opinion of Hogan & Hartson L.L.P. regarding certain tax matters
23.1	Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1)
23.2	Consent of Hogan & Hartson L.L.P. (included in Exhibit 8.1)

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW PLAN EXCEL REALTY TRUST, INC.
Date: April 17, 2003	By:	/s/ STEVEN F. SIEGEL Steven F. Siegel Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Document
1.1	Underwriting Agreement, dated as of April 4, 2003, by and between the Company and the Underwriters (the "Underwriting Agreement")
4.1	Articles Supplementary for the 7.625% Series E Cumulative Redeemable Preferred Stock, Liquidation Preference $250.00 Per Share, Par Value $.01 Per Share
4.2
Form of Deposit Agreement (including form of depositary receipt evidencing depositary shares each representing a 1/10 fractional interest of a share of 7.625% Series E Cumulative Redeemable Preferred Stock)
5.1	Opinion of Hogan & Hartson L.L.P. regarding the legality of the shares related to the Underwriting Agreement
8.1	Opinion of Hogan & Hartson L.L.P. regarding certain tax matters
23.1	Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1)
23.2	Consent of Hogan & Hartson L.L.P. (included in Exhibit 8.1)

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  Item 5. Other Events
  Item 7. Exhibits
SIGNATURE
EXHIBIT INDEX